UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of 57,194,888 shares were present or represented by proxy at the annual meeting of stockholders of Waters Corporation (the “Company”) on May 12, 2020, representing approximately 92.3% of all shares entitled to vote. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:

PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Linda Baddour	54,962,250	365,429	34,390	1,832,819
Michael J. Berendt, Ph.D.	53,497,468	1,829,259	35,342	1,832,819
Edward Conard	53,483,953	1,842,204	35,912	1,832,819
Laurie H. Glimcher, M.D.	53,357,681	1,971,938	32,450	1,832,819
Gary E. Hendrickson	54,847,689	479,096	35,284	1,832,819
Christopher A. Kuebler	52,955,082	2,371,864	35,123	1,832,819
Christopher J. O’Connell	54,293,600	1,032,414	36,055	1,832,819
Flemming Ornskov, M.D., M.P.H.	51,165,623	3,976,850	219,596	1,832,819
JoAnn A. Reed	53,300,862	2,027,982	33,225	1,832,819
Thomas P. Salice	49,948,718	5,378,542	34,809	1,832,819

In accordance with the Company’s Amended and Restated Bylaws and pursuant to the foregoing vote, each of the nominated directors was re-elected to the Company’s Board of Directors.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	For	Against	Abstain	Broker Non-Votes
	54,687,425	2,478,647	28,816	—

Pursuant to the foregoing vote, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was approved.

PROPOSAL 3. NON-BINDING VOTE ON EXECUTIVE COMPENSATION	For	Against	Abstain	Broker Non-Votes
	47,745,198	7,553,635	63,236	1,832,819

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

PROPOSAL 4. APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN	For	Against	Abstain	Broker Non-Votes
	51,805,696	3,527,403	28,970	1,832,819

Pursuant to the foregoing vote, the Waters Corporation 2020 Equity Incentive Plan was approved by the stockholders.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

By:	/s/ Sherry L. Buck
Name:	Sherry L. Buck
Title:	Senior Vice President and Chief Financial Officer

Dated: May 13, 2020

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